Exhibit 10.18

FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of September 29, 2022, is by and between NewBevCo, Inc., a Delaware corporation (“Borrower”), and Comerica Bank, a Texas banking association (“Bank”).

WITNESSETH:

WHEREAS, Borrower and Bank entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2008 (as amended, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, Borrower and Bank wish to further amend the Agreement;

NOW, THEREFORE, Borrower and Bank agree as follows:

1.    The existing Credit Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the marked copy of the existing Credit Agreement attached hereto as Attachment 1 hereto and made a part hereof for all purposes.

2.    Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

3.    Borrower hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower’s Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Borrower in Sections 4.1 through 4.17 of the Agreement, as updated by the quarterly financial statements of the Borrower and the Parent, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof. In addition, Borrower hereby represents and warrants to Bank that, notwithstanding the collateral description in UCC Filing No. 2073111082, filed May 11, 2017 in Delaware, as amended and assigned, made by Shasta Beverages, Inc. (“Shasta”) to Everbank Commercial Finance, Inc. (“Everbank”), the Liens granted by Shasta to Everbank are limited to certain equipment and customary related assets of Shasta that is or was financed by Everbank and meet the requirements set forth in clause (f) of the definition of “Permitted Liens” in the Credit Agreement.

4.    This Amendment shall be effective as of the date set forth above.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver this amendment as of the day and year first written above.

BANK:	BORROWER:

COMERICA BANK	NEWBEVCO, INC.

By: ______________________ Gerald R. Finney, Jr.	By: _______________________ George R. Bracken

Its: Vice President	Its: Vice President

Signature Page to Fifth Amendment to Credit Agreement

(4895-7878-1991)

REAFFIRMATION OF GUARANTY

Each of the undersigned, as of September 29, 2022, hereby acknowledges that (a) it executed the Third Amended and Restated Guaranty dated as of October 30, 2020, pursuant to which such Guarantors guaranteed the obligations of the Borrower under that certain Second Amended and Restated Credit Agreement dated as of June 30, 2008 (as amended or otherwise modified from time to time, the “Credit Agreement”) by and between NewBevCo, Inc. (“Borrower”) and Comerica Bank (“Bank”) and (b) the Borrower and the Bank have executed a Fifth Amendment dated as of the date hereof (the “Fifth Amendment”) to such Credit Agreement (the Credit Agreement as amended thereby, the “Amended Credit Agreement”). Each Guarantor hereby ratifies and confirms its obligations under the Amended Credit Agreement and the Guaranty, and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Fifth Amendment, subject to no setoff, defense or counterclaim, and that, upon such effectiveness, all references in such Amended Credit Agreement and the Guaranty to the “Credit Agreement” shall be references to the Amended Credit Agreement. Capitalized terms not otherwise defined herein will have the meanings given them in the Amended Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan, without regard to principles of conflict of laws that would result in the application of the laws of a different jurisdiction.

[SIGNATURES FOLLOW ON SUCCEEDING PAGES]

GUARANTORS:

BEVCO SALES, INC.

By:

Name:

Its:

BEVERAGE CORPORATION INTERNATIONAL, INC.

By:

Name:

Its:

BIG SHOT BEVERAGES, INC.

By:

Name:

Its:

EVERFRESH BEVERAGES, INC.

By:

Name:

Its:

FAYGO BEVERAGES, INC.

By:

Name:

Its:

LACROIX BEVERAGES, INC.

By:

Name:

Its:

Signature Page to Fifth Amendment to Credit Agreement

(4895-7878-1991)

NATIONAL BEVERAGE VENDING COMPANY

By:

Name:

Its:

NATIONAL RETAIL BRANDS, INC.

By:

Name:

Its:

PACO, INC.

By:

Name:

Its:

SHASTA BEVERAGES, INC.

By:

Name:

Its:

SHASTA BEVERAGES INTERNATIONAL, INC.

By:

Name:

Its:

SHASTA SALES, INC.

By:

Name:

Its:

Signature Page to Fifth Amendment to Credit Agreement

(4895-7878-1991)

SHASTA SWEETENER CORP. By: Name: Its: SHASTA WEST, INC. By: Name: Its:

Signature Page to Fifth Amendment to Credit Agreement

(4895-7878-1991)

Attachment 1

Marked copy of existing Credit Agreement

See attachment.